                              CONFIDENTIAL MATERIALS OMITTED AND
                              FILED SEPARATELY WITH THE SECURITIES
                              AND EXCHANGE COMMISSION.  ASTERISKS
                              DENOTE SUCH OMISSIONS.

                           WAFER PRODUCTION AGREEMENT

                                     BETWEEN

                       TAIWAN SEMICONDUCTOR MANUFACTURING

                                  COMPANY, LTD.

                                       AND

                              ANALOG DEVICES, B.V.

                               DATE: May 16, 1995

                                                                           PAGE

SECTION  1    DEFINITIONS                                                    1

SECTION  2    PROCESS TECHNOLOGY                                             2

SECTION  3    QUALIFICATION                                                  4

SECTION  4    PRODUCTION AND SUPPLY                                          5

SECTION  5    ON-SITE INSPECTION AND VENDOR INFORMATION                      8

SECTION  6    DELIVERY                                                       8

SECTION  7    ACCEPTANCE                                                     9

SECTION  8    PRICE                                                          9

SECTION  9    PROPRIETARY INFORMATION                                        9

SECTION 10    WARRANTY                                                      10

SECTION 11    INTELLECTUAL PROPERTY INDEMNITY                               11

SECTION 12    LIMITATION OF LIABILITY                                       12

SECTION 13    EXPORT CONTROL                                                12

SECTION 14    TERM AND TERMINATION                                          13

SECTION 15    FORCE MAJEURE                                                 13

SECTION 16    NON-PUBLICITY                                                 13

SECTION 17    ASSIGNMENT                                                    14

SECTION 18    GOVERNING LAW                                                 14

SECTION 19    NOTICE                                                        14

SECTION 20    ENTIRE AGREEMENT                                              15

                                 TSMC AGREEMENT

                              FOR WAFER PRODUCTION

     This agreement ("Agreement") is entered into by Taiwan Semiconductor Manufacturing Co., Ltd. ("TSMC"), a company duly incorporated under the laws of the Republic of China, having its principal place of business at No. 121, Park Avenue 3, Science Based Industrial Park, Hsin-Chu, Taiwan, and Analog Devices, B.V.. ("Analog Devices"), a company organized under the laws of the Netherlands, with its registered address at Beneluxweg Z7, 4904 FJ Oosterhout, the Netherlands.

RECITALS

A. Analog Devices and its affiliates have designed and/or manufacture integrated circuits, and wish to have an additional manufacturing source for certain of such integrated circuits.

B. TSMC (all locations) represents that it can manufacture and is in the business of manufacturing such integrated circuits and wishes to manufacture such integrated circuits for Analog Devices.

NOW, THEREFORE, the parties agree as follows:

1.0 DEFINITIONS

    1.1 "Device" shall mean good die of Analog Devices integrated circuits meeting the parametric, electrical, and other specifications set forth in Exhibit 1.1. Good die are those which meet agreed to specifications and are topologically identical to Analog Devices manufactured integrated circuits of the same type.

    1.2 "Packaged Device" shall mean a device packaged and tested in accordance with Analog Devices specifications, as set forth in exhibit 1.1.

    1.3 "Process" shall mean either the process, as specified in Exhibit 1.1, or such other process as may be mutually acceptable.

    1.4 "Device Family" shall mean any group of products using the same base layers.

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CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

    1.5 "Wafers" and "Wafer Equivalents"

    1.5.1 "Wafers" shall mean ****** or ****** silicon wafers manufactured by TSMC using a process, design and mask set (or database tape) for producing integrated circuits. Wafer quantities for forecasts and most other purposes will be stated in terms of ** wafers, unless stated explicitly otherwise, and are to be interpreted, regardless of the wafer sizes actually delivered, to provide the same usable area of silicon circuits as would have been represented by the stated number of ** wafers.

    1.5.2 "Wafer Equivalents" shall mean that adjusted quantity of ** wafers which accounts for both the wafer size and the process complexity factors that affect fab capacity, according to mutually acceptable conversion indices. Capacity allocation and commitments will be stated in terms of such "wafer equivalents."

    1.6 "Proprietary Information" shall mean this Agreement, including all exhibits, and any information including but not limited to technical information, database tapes, specifications, test tapes, masks and supporting documentation provided either orally, in writing, or in machine readable format and masks or reticules generated by or for TSMC using Analog Devices database tape; provided that all such information is marked "Confidential" or similarly, or, if oral, identified as proprietary at the time of disclosure. Each party's rights and obligations are further described in section 9.0.

    1.7 "Code Layer" shall mean mask layers which make a device unique to a custom requirement and different from others of the same device family.

    1.8 "Products" shall mean Devices, Wafers or Packaged Devices as defined in sections 1.1, 1.2, and 1.5, but does not include test wafers or risk starts described in section 3.

    1.9 "Affiliate" used in this Agreement shall mean Analog Devices, Inc. ("ANALOG DEVICES") and any direct subsidiary of ANALOG DEVICES, in addition to Analog Devices.

2.0 PROCESS TECHNOLOGY

    2.1 TSMC will ******** ** Analog Devices the ****** **** *** **********
        *********** for the Process. Analog Devices and TSMC will from time to time exchange technical information. TSMC will provide technical information required to allow Analog Devices to bring up compatible process for engineering and low volume special application processes.

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EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

        Analog Devices will supply technical information required to allow TSMC to efficiently produce Analog Devices products.

    2.2 TSMC will bring up the Process for the purpose of manufacturing Wafers in accordance with qualification plan described in Section 3.1 and
        Exhibit 3.1A All Wafers shall meet the reliability and quality specifications described in Exhibit 3.1B.

    2.3 TSMC will provide Analog Devices with the name of TSMC's chosen mask vendor. Analog Devices will provide mask vendor with device data base tapes. TSMC will provide mask vendor with mask alignment and test structure data base, and oversee merging of device and mask alignment data bases by mask vendor. Analog Devices will bear the cost of mask set.

    2.4 After TSMC has provided Analog Devices with sufficient Wafers for qualification, but prior to completion of full qualification, Analog Devices may request that TSMC provide additional Wafers or "risk starts". TSMC will provide these additional Wafers to Analog Devices at the prices specified in Section 8.

    2.5 During qualification, TSMC and Analog Devices will agree upon parametric and process flow specifications, which will be finalized before TSMC begins production. TSMC will not modify agreed upon specifications in any way without the prior written consent of Analog Devices.

    2.6 TSMC and Analog Devices agree to jointly develop a long term technology roadmap for the technologies listed in Exhibit 2.6. Analog Devices and TSMC will cooperate in developing technology of common interest. Both Analog Devices and TSMC shall each have full rights to jointly developed technology. TSMC will provide its ****** technology roadmap and an inclusive forecast of process obsolescence, ******** to Analog Devices. Analog Devices will annually forecast its demand for the technologies listed in the current TSMC technology roadmap.

    2.7 Analog Devices agrees to include TSMC in any third party development of CMOS and related technologies if TSMC desires to be involved and if TSMC's involvement does not adversely affect the relationship of Analog Devices and the third party.

    2.8 TSMC agrees to commit prototype capacity for new technologies for design and development purposes. This prototype capacity would normally be available 3-6 months prior to risk production.

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CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

    2.9 As additional consideration for the purchase of wafers by Analog Devices from TSMC as provided by this Agreement, TSMC agrees to
        *****************************
        ****************************************************
        *******************************************************
        ******************************************************
        ********************************************************
        ******************************************************
        *******************************************************
        ******************************************************* ************

3.0  QUALIFICATION

    3.1 The parties shall agree upon the Process for the manufacture of the Products in accordance with the Qualification plan described in Exhibit
        3. 1A and upon the parametric, electrical, process flow, quality, and reliability specifications, as well as other standards or requirements that the parties deem necessary ("Quality and Reliability Specifications"). The Quality and Reliability Specifications shall constitute the contractual standards according to which Analog Devices shall conduct acceptance of the Products. The Quality and Reliability Specifications shall be reduced into writing and attached hereto as
        Exhibit 3.1B.

    3.2 After the Process and the Quality and Reliability Specifications are agreed upon in accordance with Subsection 3.1, TSMC will provide Analog Devices with such amount of test wafers as Analog Devices may require for qualification, at the purchase prices specified in Section 8. Within ******** upon receipt of the test wafers, Analog Devices shall inform TSMC in writing of whether or not such test wafers meet the Quality and Reliability Specifications, and if affirmative, full qualification is completed and TSMC will proceed to produce the Products pursuant to the purchase order or orders issued by Analog Devices and accepted by TSMC under Section 4 below, if any. If no notification is received by TSMC during the time period specified in the preceding sentence, full qualification shall be deemed accomplished. In the event that the test wafers do not meet the Quality and Reliability Specifications, the parties will work together in good faith to achieve full qualification.

    3.3 Prior to the completion of the full qualification, Analog Devices may, by giving at least ****** notice to TSMC, terminate the production of any test wafers or risk starts specified in Subsection 2.4, and TSMC will do so following the completion of the process steps at which such test wafers or risk starts reside at the time of receiving such notice. Analog Devices shall pay TSMC for all the test wafers and/or risk starts so affected, and the prices for such wafers and/ or risk starts shall be the respective purchase prices specified in Section 8, equitably prorated based on the completed stage of production.

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EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

4.0 PRODUCTION AND SUPPLY

    4.1 Using the Process, qualified to the requirements both of TSMC and of Analog Devices as listed in Exhibit 3.1A, TSMC will manufacture those integrated circuits of Analog Devices described in individual Purchase Order documents accepted by TSMC. For those products and processes which are no longer in active manufacturing, TSMC and Analog Devices shall both agree before the obsolescence and destruction of existing tooling and recipes for their manufacture. Analog Devices reserves the right to witness the destruction of tooling consigned to TSMC for manufacture of Analog Devices products. TSMC agrees to provide a minimum of ********* ********** advance notice of the obsolescence of any process, for which a compatible process would not be offered, with a phase-down plan to be mutually agreed upon.

    4.2 Subject to TSMC's qualification of the Process, TSMC will produce Analog Devices' requirements for Wafers, up to a maximum number of wafers per week as agreed upon from time to time.

        4.2.1 If Analog Devices fails to load to the committed levels in any given year for which there is no specific other agreement on committed capacity levels, TSMC is obligated for the following year to only increase the committed capacity by *** from actual volume.

        4.2.2 Analog Devices offers TSMC ************ to be Analog Devices' primary source for **************** ********* for which TSMC provides a competitive capability, price, delivery, and other terms.

        4.2.3 In any given year for which there is no specific other agreement on committed capacity levels, TSMC agrees not to hold Analog Devices' capacity to some arbitrary percentage of TSMC's total capacity.

        4.2.4 If ADI decides to build its own Fab of significant size or invest in a TSMC competitor, ADI agrees to notify TSMC *********** and TSMC and ADI would negotiate in good faith to modify their commitments.

    4.3.0 Purchase orders shall be provided to TSMC by Analog Devices consistent with the current forecast. The sequence of events is as follows:

        4.3.1 **** times a year, Analog Devices will forecast * ******** in the future (below numbered ** to **, indicating successive ******** into the future from the date of the forecast). TSMC will allow

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                Analog Devices to at least change its actual volumes, for any calendar *******, either up or down by the following percentages from the previous ********* forecasts.

                      **         **        **         **        **         **
                    ------     ------    ------    -------    ------     ------
                    +/-**%     +/-**     +/-**%     +/-**%    +/-**%    +/- **%

                For ** and **, Analog Devices agrees to order wafers within these limits of its forecast and the percentages indicated above.

                For ** and **, Analog Devices has the right to reduce volume below that determined by the *** ******* rules if their market price is the primary determinate for reducing the volume. TSMC has the right, after Analog Devices presents its price requirements, to accept the new price requiring Analog Devices to raise the volume back to the minimum under the *********** rules, or to accept the new Analog Devices forecast. For this purpose, Analog Devices agrees to provide ********** notice before the start of any ******* for which a reduced volume limit is being sought.

                For ** and **, Analog Devices agrees to give *** ****** notice of any forecast reduction below the *****************. If the forecast drops below the six quarter rules, Analog Devices must revise the ********* forecast consistent with the new requirements.

        4.3.2 TSMC will allow these changes as long as they do not exceed TSMC maximum capacity commitment. TSMC will provide its ****** capacity plan, annually to Analog Devices.

        4.3.3 It is agreed and understood that the purchase of Wafers and/or Devices pursuant to this Agreement shall be accomplished by means of Analog Devices individual purchase orders and/or other release documents (hereinafter collectively referred to as "purchase orders"). The purchase orders placed by Analog Devices will be open purchase orders for a fixed quantity of Wafers, covering the minimum guaranteed volume per *****. TSMC reserves the right to refuse purchase orders beyond the TSMC commitment of capacity.

    4.4 Analog Devices will accept deliveries made in installments from TSMC, upon mutual agreement to be determined in each case. Such partial shipments will be billed as made; and payments, therefore, are subject to the terms of payment noted below. Individual fab lots shall be complete within a single shipment, unless agreed to by Analog Devices in each case.

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EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

    4.5 If the cumulative quantity shipped by TSMC of each product ordered by Analog Devices is within +/- * percent of the quantity ordered, such quantity shall constitute compliance with Analog Devices order. Billing for partial orders shipped as described in this paragraph will be at the established purchase price per unit times the total quantity of units delivered.

    4.6 If Analog Devices determines that modifications to the specifications are required, including modifications to mask tooling, process or testing, TSMC agrees to initiate corrective action within ******************** upon receipt of notification at appropriate TSMC manufacturing location and to complete such modifications within a reasonable period of time after notification in writing by Analog Devices. The parties will negotiate adjustment to price and delivery schedule as well as charges for retooling costs if warranted by such modifications. Initiation of corrective action would include halting manufacturing of affected material at the appropriate stages of production and other action as mutually deemed appropriate.

    4.7 Analog Devices may add or substitute similar product types using the process flows approved by Analog Devices and TSMC for existing production at any time, provided that the agreed upon quantities of Wafer shipments required by Analog Devices will not be in excess of those previously agreed upon except with the consent of TSMC. A similar product type is one which is manufactured using the same process, or a similar process in the same production facility as mutually agreed to be acceptable, and in accordance with the same qualification plan as Analog Devices integrated circuits currently manufactured by TSMC under this Agreement. TSMC will provide Device and Wafers of such similar product types under the same terms as specified herein.

    4.8 If Wafers or Devices fail to meet Quality and Reliability specifications, and in Analog Devices reasonable opinion such failure appears material, Analog Devices may request TSMC to stop production. If TSMC is unable to correct such failures within ************ ****, Analog Devices may cancel such particular orders. Analog Devices will notify TSMC in writing of its intention to suspend or cancel such orders and will include any substantiating data.

5.0 ON-SITE INSPECTION AND VENDOR INFORMATION

    5.1 Analog Devices representatives shall be allowed to visit TSMC's FAB and test facilities during normal working hours upon reasonable notice to TSMC.

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EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

    5.2 Upon Analog Devices request, TSMC will allow Analog Devices to perform an audit of TSMC manufacturing facility, and TSMC will provide Analog Devices with process control information, including but not limited to:
        Process and electrical test yield results, current process specifications and conformance to specifications; calibration schedules and logs for equipment; environmental monitor information for air, gases and DI water; documentation of operator qualification and training; documentation of traceability through TSMC's operation, TSMC process verification information, and TSMC's trouble reports all in accordance with Exhibit 5.2.

6.  DELIVERY

    6.1 Unless otherwise agreed to between the parties, TSMC shall deliver the Products to Analog Devices in accordance with the terms and conditions of the INCOTERMS 1990 - **************************************. Title
        and risk of loss shall pass to Analog Devices upon delivery. TSMC shall package the Products for secure shipment according to good manufacturing practices in consideration of the method of shipment chosen. The bill of lading or other receipt issued by the carrier shall be conclusive proof of the date and fact of shipment of the Products.

    6.2 Within the limitation of section 4.4, partial shipments are allowed, so long as full shipment of the appropriate quantities are made by the delivery dates specified in the respective Purchase Orders. Such partial shipments may be invoiced individually or in combination with all the other partial shipments made for the same Purchase Orders.

    6.3 Any delivery or shipment made within ************** before or after the delivery date(s) specified in the Purchase Orders shall constitute timely delivery or shipment.

7.  ACCEPTANCE

    7.1 Analog Devices shall accept all conforming tenders of the Products delivered under this Agreement, and shall notify TSMC in writing, within *************** following the delivery of unprobed Wafers and within ********** ***** following the delivery of any other Products, as to either acceptance or rejection thereof. If no notification indicating rejection is received by TSMC within the above time period, then such Products shall be deemed accepted.

    7.2 Analog Devices may inspect the Products and carry out testing, prior to acceptance thereof, at its own facilities. The inspection and testing shall be performed pursuant to the methods set forth in Exhibit 7.2.

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EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

8.  PRICE

    8.1 The prices for the Products shall be such prices as are quoted in
        Exhibit 8.1, and subject to Subsection 8.3 below, shall be **** and ***** for ********. The Prices quoted in Exhibit 8.1 are in ************* and ****** ****************************, including but not limited to ****************************************************
        **************. ************** shall pay all applicable ***** (including one or more of the above *****) **** ********* the prices quoted in
        Exhibit 8.1. The parties shall negotiate the prices for the Products for each of the succeeding years, and if no agreement can be reached with respect to the Product prices prior to the end of the preceding year, the applicable prices in the succeeding year shall be those in ***************** then in effect.

    8.2 Unless otherwise agreed upon by the parties, payment terms shall be net due **************** after the date of TSMC's invoice or receipt of material by Analog Devices, whichever is later. Any payment made under this Agreement shall be in ************.

    8.3 The prices quoted in Exhibit 8.1 are based upon the ***
        ************************* exchange rate in effect ******
        ********************************, and will be subject to
        ******************** due to changes in the exchange rate between *********************************** exceeding plus or minus **** percent
        (+/- *%).

 9.  PROPRIETARY INFORMATION

    9.1 Both parties agree to maintain Proprietary Information in strict confidence, not to make use thereof other than for the performance of this Agreement, to release it only to employees who have a reasonable need to know the same, and not to release or disclose it to any third parties, without the prior written consent of the disclosing party. The obligations set forth in this Subsection shall not apply to any information that: (i) is now or hereafter in public domain or otherwise becomes available to the public other than by breach of this Agreement by the receiving party, (ii) has been rightfully in the receiving party's possession prior to receipt from the disclosing party, (iii) is rightfully received by the receiving party from a third party, (iv) is independently developed by the receiving party, or (v) is authorized by the disclosing party to be released or disclosed.

    9.2 All Proprietary Information and any copies thereof shall remain the property of the disclosing party, and no license or other rights are granted or implied hereby. The receiving party shall, upon the disclosing party's request, return the original and all copies of tangible

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EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

        Proprietary Information. Any masks generated by TSMC from Analog Devices' database tapes shall be the property of Analog Devices, and will be returned to Analog Devices upon request. TSMC reserves all rights to any modifications or improvements to the Process and to any TSMC Proprietary Information received or acquired during the course of performance of this Agreement.

    9.3 The obligations under this Section shall survive the termination or expiration of this Agreement for five (5) years from the date of termination or expiration.

10. WARRANTY

   10.1 TSMC warrants that the Products delivered hereunder shall meet the Quality and Reliability Specifications and shall be free from defects in material and workmanship under normal use for a period of ******* **** from the date of shipment. If, during the ******* **** period, (i) TSMC is notified promptly in writing upon discovery of any defect in the Products, including a detailed description of the alleged defect, (ii) such Products are returned to TSMC, ******************** (INCOTERMS
        1990), and (iii) TSMC's examination of such Products reveals that such Products are indeed defective and such defect was not caused by accident, abuse, misuse, neglect, improper installation or packaging, repair or alteration by someone other than TSMC, or improper testing or use contrary to any instructions given by TSMC, then TSMC shall, upon mutual agreement, either repair, replace, or credit Analog Devices for such defective Products. TSMC shall return any Products repaired or replaced under this warranty to Analog Devices transportation prepaid , and shall reimburse Analog Devices for the transportation charges paid by Analog Devices for returning such defective Products to TSMC. The performance of this warranty shall not act to extend the ************ warranty period for any Products repaired or replaced beyond that period applicable to such Products as originally delivered.

   10.2 The foregoing warranty constitutes TSMC's exclusive liability, and Analog Devices' exclusive remedy for any non-conformity of the Products with the Quality and Reliability Specifications, or for any defects in material or workmanship of the Products.

        THE FOREGOING WARRANTY SHALL BE EXCLUSIVE AND IN LIEU OF ANY AND ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED.

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   10.3 Notwithstanding the provisions of Subsection 10.1 above, prior to any return of allegedly defective Products by Analog Devices pursuant to Subsection 10.1 Analog Devices shall first afford TSMC the opportunity upon TSMC's request, to inspect the allegedly defective Products at Analog Devices' facilities. If TSMC thereby determines that the allegedly defective Products are defective or non-conforming with the Quality and Reliability Specifications, or that such alleged defects are caused by defects in material or workmanship of TSMC, then Analog Devices shall be entitled to repair, replacement or credit under Subsection 10.1.

11. INTELLECTUAL PROPERTY INDEMNITY

   11.1 Subject to Subsection 11.2 below, TSMC shall, at its expense and at Analog Devices' request, defend any claim or suit brought against Analog Devices, to the extent that it is based solely on a claim that the Process used by TSMC pursuant to this Agreement infringes any patent, copyright, trade secret or other proprietary rights of a third party, and TSMC shall indemnify and hold Analog Devices harmless from and against any costs, damages and fees reasonably incurred by Analog Devices, including but not limited to attorney's fees, that are attributable to such claim or suit, provided that (i) Analog Devices gives TSMC reasonably prompt notice in writing of any such claim or suit, and permits TSMC, through counsel of its choice, to answer the charge of infringement and defend such claim or suit; (ii) Analog Devices provides TSMC information, assistance and authority, at TSMC's expense, to enable TSMC to defend such suit or claim; (iii) TSMC shall not be responsible for any settlement made by Analog Devices without TSMC's written permission.

   11.2 TSMC shall have no liability under this Agreement for any claim or suit to the extent that the alleged infringement is attributable to
        ********************** *******************************************
        ******************************************************
        *******************************************************
        ******************************************************
        ******************************************************
        *******************************************************
        ******************************************************* ******* any
        costs, damages and fees reasonably incurred by TSMC, including but not limited to attorneys' fees, that are attributable to such claims or suit, provided that (i) TSMC gives Analog Devices reasonably prompt notice in writing of any such claim or suit, and permits Analog Devices, through counsel of its choice, to answer the charge of infringement and defend such claims or suit; (ii) TSMC provides Analog Devices information, assistance and authority, at Analog Devices' expense, to enable Analog Devices to defend such claim or suit; and (iii) Analog

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        Devices shall not be responsible for any settlement made by TSMC without
        Analog Devices' written permission.

   11.3 If the court or a settlement enjoins the use of the Process by TSMC or if, in TSMC's opinion, the Process is likely to become the subject of a claim of infringement, TSMC shall have the option to modify such Process so that it becomes non-infringing, substitute a substantially equivalent noninfringing process, or obtain the right to continue using the Products furnished under this Agreement, or aid Analog Devices in identifying and qualifying a viable alternative.

   11.4 The foregoing states the entire liability and exclusive remedies of TSMC and Analog Devices for infringement by the Products, the Process and the production of the Products furnished hereunder.

12. LIMITATION OF LIABILITY

   12.1 In no event shall TSMC be liable for any indirect, special, incidental or consequential damages (including loss of profits and loss of use) resulting from, arising out of or in connection with TSMC's performance or failure to perform under this Agreement, or resulting from, arising out of or in connection with TSMC's producing, supplying, and/or sale of the Products or any part thereof, whether due to a breach of contract, breach of warranty, tort, or negligence of TSMC, or otherwise.
        *******************************************
        ********************************************************
        *************************************************** **************.

13. EXPORT CONTROL

   13.1 TSMC and Analog Devices are subject to national export control regulations of the Republic of China and Republic of Ireland and in addition, to the Export Administration Regulations of the United States of America. TSMC and Analog Devices will take all appropriate measures not to violate these regulations and will keep the other party fully harmless from all damages arising out of or in connection with any violation.

14. TERM AND TERMINATION

   14.1 The term of this Agreement shall be for five (5) years commencing from the date hereof.

   14.2 This Agreement may be terminated by either party if the other party (i) breaches any material provision of this Agreement and does not cure or remedy such breach within *** ******* ****** ***** **** of notice of breach; (ii) becomes the subject of a voluntary or involuntary petition in bankruptcy or any proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors if such petition or proceeding is not dismissed with prejudice within sixty (60) days after filing. If Analog Devices is the breaching party under this provision, then TSMC shall be entitled to stop the production of the Products upon giving notice to Analog Devices, and Analog Devices shall be obligated to pay for all finished Products and work-in-process (partially finished Products) which are identifiable to this Agreement, at the purchase prices set forth in Section 8 without prejudice to damages that may be claimed by TSMC due to the breach of Analog Devices.

   14.3 In addition to Section 9 above, the provisions under Sections 11, 13 and 16 shall survive the termination or expiration of this Agreement.

15. FORCE MAJEURE

   15.1 Neither party shall be responsible for any delay or failure to perform under this Agreement if such delay or failure is caused by unforeseen circumstances or to causes beyond its control, including but not limited to acts of God, war, riot, embargoes, labor stoppages, acts of civil and military authorities, fire, floods, earthquakes or accidents.

16. NON-PUBLICITY

   16.1 No publicity or information regarding the existence or contents of this Agreement shall be given or released by either party without the prior written consent of the other party, except to the extent required by law or regulation.

17. ASSIGNMENT

   17.1 Neither party shall delegate any obligations under this Agreement or assign this Agreement or any interest or rights hereunder without the prior written consent of the other, except that TSMC shall be free to choose the mask vendor to make mask sets and/or to subcontract the packaging of the Devices, and (ii) Analog Devices shall be permitted to make purchases of Wafers from TSMC under this Agreement on behalf of Affiliates or third parties designated by Analog Devices and reasonably acceptable to TSMC, and all such purchases shall be considered purchases by Analog Devices for purposes of this Agreement. Analog Devices will remain responsible for those purchases. made by Analog Devices for its Affiliates and third parties pursuant to this section 17.

18. GOVERNING LAW

   18.1 This Agreement shall be governed by and construed in accordance with the laws of the State of California, USA.

   18.2 In the event of any dispute arising out of or in connection with this Agreement which cannot be amicably settled by the parties, the parties hereto agree to submit any such disputes to appropriate courts of law located in the State of California, USA which shall have exclusive jurisdiction over the subject matter.

19. NOTICE

   19.1 All notices required or permitted to be sent by either party to the other party under this Agreement shall be sent by registered mail postage prepaid, or by personal delivery, or by fax. Any notice given by fax shall be followed by a confirmation copy within ten (10) days. Unless changed by written notice given by either party to the other, the addresses and fax numbers of the respective parties shall be as follows:

   To TSMC:

     Taiwan Semiconductor Manufacturing Company, Ltd.
     No. 121, Park Avenue 3
     Science Based Industrial Park
     Hsin-Chu, Taiwan
     Republic of China
     Fax:  886-35-781546
     Attn:

   To Analog Devices:

     Analog Devices B.V.
     Bay F-1
     Raheen Industrial Estate
     Limerick, Ireland
     Fax:  353-613-08448
     Attn:  Managing Director

   With a copy to:

     Analog Devices, Inc.
     One Technology Way
     P. O. Box 9105
     Norwood, MA 02062-9106
     USA
     Fax:  1-617-461-4100
     Attn:  Vice President & General Manager

20. ENTIRE AGREEMENT

   20.1 This Agreement and attached Exhibits 1.1, 2.6, 2.9, 3.1A, 3.1B, 5.2, 7.2 and 8.1 constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and replaces all prior or contemporaneous understandings, agreements, dealings, and negotiations, oral or written, regarding the subject matter. Any terms and conditions listed in the Purchase Orders placed by Analog Devices under this Agreement shall not constitute part of this Agreement, nor affect or revise the terms and conditions of this Agreement, even in cases such Purchase Orders are signed and returned by TSMC, unless both parties expressly agree in writing to include any such terms or conditions in the Agreement. No modification, alteration or amendment of this Agreement shall be effective unless in writing and signed by both parties. No waiver of any breach or failure by either party to enforce any provision of this Agreement shall be deemed a waiver of any other or subsequent breach or a waiver of future enforcement of that or any other provision.

   20.2 This Agreement is entered into concurrently with an Option Agreement between the same parties. In the event of an conflict or inconsistency between the provisions of this Agreement and those of the Option Agreement, the Option Agreement shall control.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed in duplicate on their behalf by their duly authorized officers and representatives on the date given above.

    Taiwan Semiconductor            Analog Devices, BV
Manufacturing Company, Ltd.

/s/ Donald Brooks                   /s/ Joseph E. McDonough
-----------------------             ----------------------------
     Signature                          Signature

   Donald Brooks                        Joseph E. McDonough
-----------------------             ----------------------------
   Name in Print                        Name in Print

   President                            Managing Director
-----------------------             ----------------------------
   Title                                Title

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

ATTACHMENTS

ATTACHMENT 1.1 ANALOG DEVICES PROCUREMENT SPEC

ATTACHMENT 2.6 TSMC TECHNOLOGY ROADMAP

ATTACHMENT 2.9 REQUIREMENTS TO ******************************** *************
ANALOG DEVICES

ATTACHMENT 3.1A QUALIFICATION PLAN

ATTACHMENT 3.1B QUALITY AND RELIABILITY SPECIFICATIONS

ATTACHMENT 5.2 AUDIT INFORMATION

ATTACHMENT 7.2 INSPECTION AND ACCEPTANCE TESTING METHODS

ATTACHMENT 8.1 PRICES

                                                                ATTACHMENT 1.1

/ShippiSpecification No.:  ADI-0018 REV. D
Sun       TITLE:   TSMC GENERAL PROCUREMENT SPECIFICATION

                                REVISION HISTORY
                                ----------------

ECN #       DATE        REV.     AUTHOR           DESCRIPTION OF CHANGE
-----       ----        ----     ------           ---------------------

61365       ******      A        K. LISIAK        INITIAL RELEASE

65075       ******      B        M. ROBINSON      REVISE APPENDIX 1 AND 4
                                                  ADD 3.11, 3.12, 3.13

67614       ******      C        GARY CHEEK       ADD PROCESS & DEVICE CODE
                                                  DEFINITION TO APPENDIX 3

                        D        P. KORALISHN     UPDATE APPENDIX 1 & 3;
                                                  UPDATE SEC. 9.2

  -----------------------------------------------------------------
START ADI-0018 REV. D CURRENT




ADI-0018 REV. D Page 1 of 21

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

1.0  GENERAL

     1.1 The purpose of this specification is to define the procedure for the supply of products manufactured at TAIWAN SEMICONDUCTOR
          MANUFACTURING COMPANY (TSMC).

     1.2 This specification applies to all parts supplied to Analog Devices Inc. and manufactured at TSMC.

     1.3 Electrical test limits, topology information, assembly requirements and other division and product-specific requirements will be detailed in a separate specification referring to this document.

     1.4 A Purchase Order as described in 7.0 is required for wafer fabrication.

2.0  APPLICABLE DOCUMENTS

     2.1 The following documents, of the revision in effect on the date of order, form a part of this specification to the extent specified in this document.

          2.1.1     Visual inspection requirements per TSMC Specification
                    ************.

          2.1.2 Electrical test requirements per the product- specific procurement specification.

          2.1.3 Topology requirements per the product-specific procurement specification.

          2.1.4     Bond strength requirements per *************** ***********.

          2.1.5     SEM metallization step coverage requirements per
                    **************************.

          2.1.6     Die attach requirements per *************** ***********.

          2.1.7     Glassivation integrity requirements per ******
                    *******************.

          2.1.8 Process changes requiring ADI notification per TSMC spec. ************ and Appendix 2 of this document.

ADI-0018 REV. D Page 2 of 21

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

     2.2 The following documents, of the revision noted below, form a part of this specification to the extent specified in this document. Revised versions of these specifications become effective when updated on this list.

          2.2.1     PCM Measurement specification, TSMC specification
                    ***********************.

          2.2.2     Regulation of Wafer Packing, TSMC specification
                    **********************.

          2.2.3 If any item of quality or conformance is not explicitly defined here, the TSMC quality manual shall define the procedures and requirements. A list of relevant specification numbers is attached in Appendix 4.

3.0 REQUIREMENTS

     3.1 TSMC will manufacture product for Analog Devices Inc. using the processes listed in Appendix 1.

     3.2  ********************************************************
          ***********************************************.

     3.3 TSMC must provide Analog Devices Inc. with a formal written notification of proposed Significant Process Changes that may affect the electrical parameters, quality or reliability of the finished devices. No major change may be implemented prior to ADI acknowledging and approving the change.

          Significant Process Changes are defined in Appendix 2.

     3.4  PCM Measurement Technology must comply with TSMC specification:
          ***********************.

     3.5 PCM Monitor data must comply with TSMC specifications by number and revision level as listed IN APPENDIX 3.

     3.6 For each wafer, TSMC will test * PCM sites. A wafer must be rejected if * or more sites fail the PCM specification.

     3.7 Parametric results, traceable to each individual wafer, must be available to Analog Devices. This data must be maintained by TSMC for ADI use for a period of at least one year.

          The Parametric results (WAT SUMMARY REPORT) must be sent with the Wafer Lot, and a copy must also be sent electronically to the Analog Devices' designated representative for the respective ordering division as specified with the purchase order.

ADI-0018 REV. D Page 3 of 21

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

     3.8 For Engineering lots and on request, the WAT SUMMARY REPORT will also include all other tested parameters which do NOT have PASS/FAIL criteria, as per the usual TSMC procedures. Specific requirements regarding these added tests for any lot shall be communicated to TSMC with the order.

     3.9 Only wafers that have met the required criteria and are documented as having passed are to be shipped to Analog Devices or a location designated by Analog Devices.

          In the case of wafers being shipped to a designated location, it is the responsibility of TSMC to ensure Parametric information has been sent to the Analog Devices PRODUCT ENGINEER as designated in the Purchase Requisition.

     3.10 TSMC must provide ********* monitor information on electromigration, step coverage, metal integrity, gate oxide integrity, and Vt stability for the relevant processes, listed in APPENDIX 1. TSMC shall specify normal control limits for these monitors. Any process, for which no product using that process was ordered or delivered for ********, does not require ********* monitors.

     3.11 TSMC will work with ADI to jointly determine defect density and defect size distribution for all wafer fabrication areas. This data will be used to continuously validate the yield models.

     3.12 OZONE DEPLETING SUBSTANCES (O.D.S.) must not be used in the manufacturing and/or cleaning of components for Analog Devices, Inc. after 1/1/93.

          3.12.1 Use of OZONE DEPLETING SUBSTANCES in manufacture and / or cleaning occurs when any component or part of a product is ever in contact with ANY QUANTITY of an OZONE DEPLETING SUBSTANCE anywhere in the manufacturing chain.

          3.12.2  The definitions of Ozone Depleting substances are as follows:

                  CLASS 1 SUBSTANCES are those which significantly cause or contribute to harming the OZONE LAYER and have an OZONE DEPLETING POTENTIAL (O.D.P.) GREATER THAN OR EQUAL TO 0.2. These substances, which include all ISOMERS, are separated into five groups:

                  GROUP 1 - CFC 11,12,113,114,115
                  GROUP 2 - HALON 1211,1301,2402
                  GROUP 3 - OTHER CFC's with ONE, TWO or THREE CARBON ATOMS. GROUP 4 - CARBON TETRACHLORIDE

 ADI-0018 REV. D Page 4 of 21

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                  GROUP 5 - METHYL CHLOROFORM (except the 1,1,2 ISOMER)

                  CLASS 2 SUBSTANCES are those which are known or may be reasonably anticipated to cause or contribute to harmful effects on the Ozone layer. These substances include all ISOMERS of HCFC's having ONE, TWO or THREE CARBON ATOMS.

                  +++++++++++++++++++++++++++++++++++++++++++++
                  ALL CLASS 1 AND CLASS 2 SUBSTANCES ARE
                  CONSIDERED TO BE OZONE DEPLETING SUBSTANCES.
                  +++++++++++++++++++++++++++++++++++++++++++++

     3.13 REWORK

          3.13.1 REWORK (the strip and redeposition or regrowth of a layer to correct a non-conformance to a specification limit) may not be performed. The following are not considered rework, but must be identified for each lot affected:
                  **********************************. All other processing to continue or finish incomplete processing is not allowed.

     3.14 DISPOSITION

          3.14.1 A wafer lot shall be maintained as a traceable, homogeneous group, with all wafers starting and completing processing at the same time. (No bonus lots or combination lots are allowed.) TSMC shall reject or hold all lots which do not meet parametric specifications for engineering disposition. An MRB release must be signed by the responsible ADI engineer prior to shipping or sending such material on to assembly.

     3.15 MINIMUM YIELD

                  The mean and standard deviation of a product yield will be calculated and the (Mean-4sigma) will be used to determine the yield cutoff subject to the following conditions:

          For Die > **** sq. mils the yield cut-off will be:

            i)   *********************************
     or    ii)   *************
     or   iii)   ************************************* ******************




ADI-0018 REV. D Page 5 of 21

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

          For Die < **** sq. mils the yield cut-off will be:

            i)   *********************************
     or    ii)   *************
     or   iii)   ************************************* ******************


     3.16 For all ADI wafers processed, in-line control data will be made available to the foundry engineering group upon request. This data will be presented in a form that allows ADI to determine where the in-line monitor data for the ADI materials is positioned statistically relative to all materials processed in the manufacturing line.

4.0  APPROVED MASKS AND PROCESSES

     4.1 TSMC shall maintain a cross reference table of product and mask level revision codes indicating ADI and TSMC product designations and the process version for each product. A current copy of this matrix will be provided to the EXTERNAL FOUNDRY MANAGER on a monthly basis.

     4.2 TSMC shall acknowledge product revision level, process, and process status (Production, Risk, etc.) for each order.

     4.3 TSMC shall ensure that mask tooling is supplied in accordance with appropriate technical and quality standards normally specified by TSMC.

          4.3.1 Any mask supplier for ADI products will be an existing approved vendor to TSMC. All masks will conform to TSMC specifications appropriate to the wafer manufacturing process to which they relate.

          4.3.2 TSMC will have a non-disclosure agreement in place with any mask vendor used for ADI products.

          4.3.3 All masks for use on ADI products will be inspected by TSMC prior to use, per TSMC incoming mask inspection procedure specification ************. All non-conforming masks will be replaced prior to use on wafers.

          4.3.4 ADI must be informed in writing of all major changes related to the manufacture of masks, including:

                      Change of materials
                      Change of materials supplier
                      Change of manufacturing location.

5.0  PROBED WAFERS

ADI-0018 REV. D Page 6 of 21

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

     5.1  PROCEDURE.

          5.1.1 TSMC shall probe all wafers in accordance with product-specific procedures provided by ADI.

          5.1.2 Probe programs will be kept under revision control and cross checked for accuracy using test standards provided by ADI at each change of test set-up.

          5.1.3 Acceptable dice may have no more than * probe marks on each bond pad for parts that go through the production probe flow once. For device which go through a logic probe and a memory probe, no more than * probe marks are allowed.

          5.1.4 Reject dice must be clearly marked with a single black ink spot. Good dice must be unmarked.

          5.1.5 All other die visual inspection criteria shall conform to TSMC specification ************.

     5.2  BINNING

          5.2.1 TSMC shall provide data on product yield to all test bins when each lot is shipped out of the probe area. Bin yield data shall be sent to the ADI ordering location. At ADI's option, the bin data on a wafer basis for every product will be made available to the Foundry Engineer Manager or an agreed upon electronic format.

     5.3  DISPOSITION

          5.3.1 All wafers from a lot shall be probed, reported and dispositioned together, except where a partial or split lot was requested by ADI. TSMC shall hold all lots which do not meet minimum probe yield levels for engineering disposition. An MRB release must be signed by the responsible ADI engineer prior to shipping or sending such material on to assembly.

6.0  TESTED FINISHED PRODUCT

     6.1  PROCEDURE.

          6.1.1 TSMC shall test all product in accordance with product-specific procedures provided by ADI.

          6.1.2 Test programs will be kept under revision control and cross checked for accuracy using test standards provided by ADI at each change of test set-up and at least once per 8 hour shift.

     6.2   BINNING

ADI-0018 REV. D Page 7 of 21

          6.2.1 TSMC shall provide data on product yield to all test bins when each lot is shipped out of the test area. Bin yield data shall be sent to the ADI ordering location. At ADI's option, the bin data on a lot basis for every product will be made available to the Foundry Engineering Manager on an agreed upon electronic format.

     6.3  DISPOSITION

          6.3.1 All product from a single wafer fab lot shall be tested, reported and dispositioned together, except where a partial or split lot was requested by ADI. TSMC shall hold all lots which do not meet minimum standard test yield for engineering disposition. An MRB release must be signed by the responsible ADI engineer prior to shipping such material.

7.0  ORDERING

     7.1 All Analog Devices Purchase Orders for the manufacture of wafers at TSMC will contain as a minimum the following information:

          DIVISION SPECIFICATION FOR PROCUREMENT OF THIS PART
          PRODUCT FORM (unprobed wafers, probed die in wafer form, assembled, or assembled and tested finished product)
          NUMBER OF WAFERS, DIE OR FINISHED GOODS
          ACCEPTABLE TOLERANCE (over/under) ON QUANTITY
          STARTING MATERIAL
          PROCESS
          ADI AND TSMC DEVICE NAME
          PRICE AND TERMS
          REQUIRED DELIVERY DATE
          SHIP TO DESTINATION
          SHIPMENT INSURANCE REQUIREMENTS
          BILLING INFORMATION
          PROBE REQUIREMENTS (probed die or finished product)
          ORDERING DIVISION PRODUCT ENGINEERING CONTACT

          The Purchase Order (initiated by a Purchase Requisition) should also clearly indicate if a Production lot, an Engineering Evaluation lot or a New Product lot is being ordered.

     7.2  PURCHASE REQUISITION - ENGINEERING SIGNOFF

          Purchase Requisitions for any device on a process (or process variation) not included in this specification, require signoff by the division PROCESS ENGINEER and QUALITY CONTROL ENGINEER. Details of process (or process change) must accompany the

ADI-0018 REV. D Page 8 of 21

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

          Purchase Requisition, along with an ECO to update this spec.
          (ADI-0018)

8.0  TRACEABILITY

     8.1 Customer Product Status Report (WEEKLY STATUS REPORT) must be sent to the EXTERNAL FOUNDRY MANAGER and to the PRODUCTION CONTROL at each Analog Devices site at least once per week. This report will describe the status of all active lots and contain a minimum of

                            PURCHASE ORDER NUMBER
                            TSMC DEVICE NAME
                            ANALOG DEVICES DEVICE NAME
                            LOT NUMBER
                            CURRENT PRODUCTION STAGE
                            CURRENT LOT SIZE
                            SHIP DATE (for completed lots)

          In addition, the report will summarize the status of each purchase order showing quantity shipped and projected schedule for open items.

     8.2 Shipped or scrapped lots will be kept on the report for a period of one week after which they will be deleted from the report.

     8.3 The TSMC lot number will identify production lots from engineering lots using the format:

                      **xxxx.x     production lot
                      **xxxx.x     production lot
                      **xxxx.x     production lot
                      **xxxx.x     engineering, split or skew lot (first silicon
                                   or pilot lot on production process)
                      **xxxx.x     development lot (process is under
                                   development)
                      **xxxx.x     TSMC R&D lot

     8.4 Copies of all lot histories, parametric data, probe test results, final test results, and related quality data shall be kept by TSMC for a period of not less than 3 years and shall be identifiable by date and lot number.

     8.5  Other Reporting Requirements

          8.5.1 ******* Commit Schedule. This report would show ADI requested volumes, by process, for at least * months into the future in ******* buckets, with TSMC's commit schedule relative to request. If several ADI divisions

ADI-0018 REV. D Page 9 of 21

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                  are involved, each division should be reported separately, with an ADI total.

          8.5.2 The following production lot travellers should be completed and shipped to ADI with the individual production lots:

                         Assembly Lot Traveller (ASAT, ANAM, etc.)
                         Test Lot Traveller (TSMC)

          8.5.3 TSMC should provide a list of standard turntimes for each major step in the process flow (i.e. fab, probe and test). This information should be updated whenever turn-times change for any reason. This information is critical for ADI to properly plan end-product deliveries to our customers.

9.0  PACKAGING

     9.1  All wafer packaging must comply with the TSMC document no:
          *******************************************.

     9.2  METHOD

          Wafers must be inspected and packed under a maximum of class ****** conditions, except EPROM wafers which will be handled in maximum class *** conditions. Wafers shall be stored in a controlled environment such that wafers shall not degrade physically or electrically and shall at no time exceed the temperature range of **** to ****.

          For wafers <= ** mils in thickness, Cylindrical Wafer Shipping Boxes shall be used. For wafers >= ** mils in thickness, EMPAC shipping boxes shall be used.

          A maximum of ** wafers should be put into the Cylindrical Wafer Shipping Box. Wafers are to be loaded by vacuum wands in the following procedure:

                             ANTI STATIC SPONGE,
                             CONDUCTIVE PAPER,
                             WAFER,
                             CONDUCTIVE PAPER,
                             ANTI STATIC SPONGE,
                             ETC.

          The last sponge must be at least *** from the rim of the box. If there are less than ** wafers, additional sponges should be used, still maintaining *** clearance at the rim of the box.

          For wafers >= ** mils

          Containers must be 100% inspected for foreign material.

ADI-0018 REV. D Page 10 of 21

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

          The container is then to be sealed such that particular matter and other contamination are prevented from coming in contact with the enclosed wafers.

          All primary packaging must be non-shedding. The individual containers are to be packed in a corrugated box (or similar pack) and secured to prevent damage during transit.

          In the case of individual wafers a single wafer packing method may be used as defined in the TSMC document
          *****************************
                  ********************.


10.0 SHIPMENT REQUIREMENTS

     10.1 All shipments must be preceded by a shipping alert. The shipping alert will be sent to both the ordering location and the designated shipping destination prior to sending any material. The shipping alert must contain the same information as the packing list, as shown below.

     10.2 All outer containers must contain a packing list with the following information for production material:

                  MANUFACTURERS NAME AND ADDRESS
                  DATECODE OR DATE OF MANUFACTURE
                  ANALOG DEVICES PART NUMBER.
                  LOT NUMBER
                  QUANTITY OF WAFERS (FOR WAFERS, PROBED OR UNPROBED) QUANTITY OF DIE (FOR PROBED WAFERS)
                  QUANTITY OF FINISHED UNITS (FOR ASSEMBLED PRODUCT) ANALOG DEVICES' PURCHASE ORDER NO. (P.O. No.)
                  QC ACCEPTANCE STAMP
                  SYMBOL INDICATING THAT MATERIAL IS STATIC SENSITIVE.

11.0 QUALITY ASSURANCE PROVISIONS

     11.1 Responsibility for inspection: The manufacturer is responsible for controlling the quality of this product and must provide devices that conform to all requirements specified here.

     11.2 ADI reserves the right to perform periodic audits of wafer documentation, process flow charts, SPC program and processing after giving the manufacturer *** week notice.

ADI-0018 REV. D Page 11 of 21

12.0 SPECIFICATION CHANGES

     12.1 This document is under Engineering Change Order (ECO) control at Analog Devices, Inc. Wilmington.

           TSMC will be involved in the SIGNOFF list for any changes to this document.

           TSMC will also be on the controlled circulation list for this document.

     12.2 Any changes and updates to this controlled specification must be directed to the ADI EXTERNAL FOUNDRY MANAGER.

     12.3 Any proposed changes to TSMC specifications listed in this document must be approved by the ADI EXTERNAL FOUNDRY MANAGER and the new revision level reflected in this document before being implemented. Analog Devices must be on the controlled circulation list for all TSMC specifications referenced in this spec. A copy of each document must be kept in the TSMC Central File in Analog Devices, Inc., Wilmington.

13.0 COMMUNICATIONS CHANNEL

     13.1 The following communication channel between TSMC and Analog Devices should be observed:

               MAIN CONTACT:  EXTERNAL FOUNDRY MANAGER
               SECONDARY CONTACT:  PRODUCT ENGINEER
                         (new products and engineering lots)
               SECONDARY CONTACT:  PRODUCTION CONTROL
                         or MATERIAL CONTROL
                         (released products)

           The EXTERNAL FOUNDRY MANAGER must be copied on all Engineering correspondence and documents and on all new product and production lot status reports.

     13.2 The following communication channel between Analog Devices and TSMC should be observed:

               MAIN EUROPEAN CONTACT:
                         TSMC European Sales Manager
               MAIN U.S. CONTACT:
                         TSMC San Jose Sales Manager

               One of these persons should be copied on all correspondence.

ADI-0018 REV. D Page 12 of 21

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

     13.3  CENTRAL FILE

           13.3.1 In Analog Devices, a Central File for TSMC will contain controlled copies of all specifications referenced in this document, and other relevant information, related documentation and procedures. The Central File will be located in Wilmington, Massachusetts. These will address all areas of interest (e.g. Design, Fabrication, Quality, Product Engineering).

           13.3.2 All specifications and technical information sent to individual ADI sites should also be copied to the Central File in Wilmington, Massachusetts.

     13.4  RETURNS POLICY

           TSMC shall accept return of discrepant material for up to ** days from the date of final shipment to ADI or their designated representative. Material shown to not conform with specifications shall be replaced or credited at the option of ADI.

ADI-0018 REV. D Page 13 of 21

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EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                    APPENDIX
                                   ----------

             TSMC PROCESS SPECIFICATION CROSS REFERENCE LIST FOR ADI
             -------------------------------------------------------


PROCESS CODE               DESCRIPTION

**************      *********************************
**************      *********************************

**************      ****************************************
**************      *************************************************
                       ********
**************      ****************************************
**************      *************************************************
                       ********

**************      ****************************************
**************      *************************************************
                       ********
**************      ****************************************
**************      *************************************************
                       ********

**************      *********************************
**************      *********************************

**************      ****************************
**************      *****************************
**************      ***************
**************      ***************


              PROCESS FLOW AND DESIGN RULE SPECIFICATIONS


             PROCESS CODE     PROCESS FLOW        DESIGN RULE

            **************    ************        ************
            **************    ************        ************

            **************    **************      ************
            **************
            **************
            **************
            **************    ************        ************
            **************
            **************
            **************

            **************    **************      ************
            **************    **************      ************

     ADI-0018 REV. D Page 14 of 21

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EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                **************    ***************     ************
                **************    ***************     ************
                **************    ************        ************


ADI-0018 REV. D Page 15 of 21

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                   APPENDIX 2
                                  ------------

                           SIGNIFICANT PROCESS CHANGES
                           ---------------------------


               *  WAFER DIAMETER

               *  CHANGES TO PROCESS FLOW CHART

               *  WAFER FAB MOVE - ONE WAFER FAB AREA TO ANOTHER

               * MAJOR CHANGES which affect the electrical parameters, quality or reliability of the device as defined in

                    TSMC DOCUMENT NO:

                         ************ (Engineering Change Request)
                              **********,
                         ************ (Engineering Change Request
                              Notice Procedure)  **********,

                  Analog Devices must be on the controlled circulation list. A copy of these document must be kept in the TSMC Central File at Analog Devices Inc., Wilmington, MA.

               *  Changes in Metal Composition on finished product wafer.

               *  Changes to the composition of the passivation materials.

ADI-0018 REV. D Page 16 of 21

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                   APPENDIX 3

                                   ----------

                        PCM SPECIFICATION CROSS REFERENCE

                        ---------------------------------

          For some processes with product-specific requirements, alternate PCM spec. and/or test line may be required. The list below reflects the active PCM and test line combinations for ADI products.

          PROCESS CODE        PCM SPEC        TEST LINE

          **************       *********         ****
          **************       *********         *****

          **************       *********         *****
          **************       *********         *****
          **************       *********         *****
          **************       *********         *****

          **************       *********         *****
          **************       *********         *****
          **************       *********         *****
          **************       *********         *****

          **************       *********         ****
          **************       *********         *****

          **************       *********         *****
          **************       *********         *****
          **************       *********         ****

PROCESS CODE DEFINITION
          e.g.**************

                    ****: ********
                    **  : ************************
                    *** : ****************
                    **  : ********
                          ********

DEVICE CODE DEFINITION

          Once a foundry form is received, TSMC will identify the manufacturing requirements in a coded format as follows. This then remains as the official production instructions for the product lifetime. The last four digits in the device name have not been seen before by ADI and must be included in the procurement spec.

ADI-0018 REV. D Page 17 of 21

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

e.g. ************* and ****************

               ****** :  Standard part number assigned by TSMC.
               ***    :  Example identifies a **** ****** with this **** from
                         another part being used.
               *      :  ************************
               *      :  ***************************************
               Z      :  Internal use at TSMC only.
               *      :  ********************************


ADI-0018 REV. D Page 18 of 21

                                   APPENDIX 4
                                  ------------

                       TSMC QUALITY MANUAL SPECIFICATIONS
                       ----------------------------------


     The following is a list of the TSMC quality specifications, which are considered part of this document. A controlled copy of each must be maintained in the TSMC Central File at Analog Devices in Wilmington. ADI must be on the sign-off for any changes to these specifications.

ADI-0018 REV. D Page 19 of 21

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                    Table 1:

TSMC Spec No.     Document Title
-------------     --------------
************      ***************************************

************      ****************************

************      ****************************

************      *******************************************

************      *********************************************

************      ***************************************
                  *****************

************      ********************************

************      *****************************

************      ***************************************
                  *********

************      **************************************

************      *******************************************

************      *****************

************      *******************************************
                  *******

**************    **********************************************

************      ***********************************

************      *********************

************      ************************************
                  *************

************      ********************************************
                  ****

************      *************************

************      ***************************

************      **********************************************
                  ************

************      ***********************************************
                  ****

************      ****************************************

************      ******************************************

ADI-0018 REV. D Page 20 of 21

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                    Table 1:

TSMC Spec No.     Document Title
-------------     --------------
************      **************************************

************      ***************************

************      ***************************************

************      ***********************************************

************      ****************************

************      ************************************
                  *************

************      **********************************************
                  *********

************      *******************


Note: Use the most current version of these specifications.

ADI-0018 REV. D Page 21 of 21

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                 ATTACHMENT 2.6

                           GENERIC TECHNOLOGY ROADMAP

   *
      *
         *
            *
               *
                  *
                     *
                        *
                           *
                              *
                                 *
                                    *
                                       *
                                          *
                                             *
                                                *
                                                   *
                                                      *
                                                         *
                                                            *
                                                               *

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

EXHIBIT 2.9

REQUIREMENTS TO ******************************************* TO **************

TSMC and ANALOG DEVICES agree to an objective to ****************
*****************************************, starting some time in the next **
months.

PROJECT DEFINITION:

      TSMC and ANALOG DEVICES will **************************** ANALOG DEVICES, herein assumed to be the **********************, and hereafter referred to as the *********.

GOAL OF THIS PROJECT:

      The ******* would be ******************* using the *****************.

      **************** will be completed in **** months from the time that *********************** begins to ****** in the ************.

PROPOSED DEFINITION OF *****************************

      All ********************** and *********** have been ********** at
      **************.

      ************ for the ******* have been ******** and ********** at
      ************************ with *************** *** from the
      *****************.

KEY ASSUMPTIONS:

      ANALOG DEVICES will have a *********************** to *********** issues as they arise.

      The ********************* at TSMC, at all *********** levels, will be authorized without ambiguity to ******** ********************************
      and **** of the ********** ******* to ANALOG DEVICES *********.

      One *********************** would ******** to **** for a period of time, estimated to be **** to ****** months, as a member of the *****************************. The essence and the details of the
      ********** will be *********** through this ******************** and
      *********************. This ******** may need to ************ at **** for the duration of the ******** to act as the ***************************

      **************************, while at ****, will have access to the
      ************************************************ appropriate
      **************************, designated office space and communication equipment.

      Every effort will be made to protect proprietary information of other
      **************.

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

      A dedicated ********************************, will be assigned to this project, with the responsibility to assure that the ******************************** are ********* the *********** that they need. ********************************* will work with the
      ***********************, who will request, review, and approve ************* related to the ********. These ********* will be **********
      into ******* from ******* at ************************.

      ************** would also ******************* at the *************** for short periods of time to *********************** in a ************* of
      **********. **** will provide ****************************** to resolve
      ***************** in ************ the ******************. The details will have to be discussed further at a later date when more information is available.

      ************** would ************** of the ******** including
      ************************* of ***********************, and related direct
      ******** of *********************** to the project or ******* to
      ********************.

      **** agrees to provide a ************* of the *************, the
      *********** of the ************, the ****************************** and
      the ****************** of the ********************************** to
      **************.

      ************** and **** agree to **************************
      ******************************** this *******.

      **** will ************************** to **** and any ************
      arrangements which cover this *******; provided, however, **** shall not be required to disclose any confidential information which it is not permitted to disclose under ******************************.

      **** shall ***** to **************, ******* to ***************** included in the ******* to which **** has *************.

THE CRITICAL ITEMS TO BE *********** INCLUDE THE FOLLOWING:

      A **************** of the ********************, including key options. (An
      *************** has been received.)

      The *********** of the ******** in terms of *************
      ***************** and **************** and the ********************* to
      arrive at this ****.

      The ********************************* and ****************** used for the
      ********** and **************************.

      The actual ***************** to ******** the *******, including ******
      from the **************** to ********* the **************************.
      (Preliminary ************ have been received.)

      Detailed access to the *********************** used in this ******************, such as *********** and ************, specific
      ************, special *********************************, and
      **************** between ****************.

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

      The *********************** and ************* procedures for
      *******************.

      Highly detailed ***************** and ************** indicating all critical details such as the **********
      ****************************************************
      ************************************************************
      ************************************************************ (i.e. use of
      *******************), ***************** and *******************,
      ******************************************* from ************* and
      ******************.

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

ATTACHMENT 3.1-A

QUALITY CONTROL/RELIABILITY

SPECIFICATION NAME                      SPECIFICATION NUMBER
------------------                      --------------------
****************
***********************                 ************

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                ATTACHMENT 3.1-B

QUALITY CONTROL/RELIABILITY

SPECIFICATION NAME                      SPECIFICATION NUMBER
------------------                      --------------------
****************************            ************

*********************
****************************            ************

*************************               ************

*********************                   ************

***********************
******************                      ************

*********************
*********                               ************

************************                ************

*******************                     ************

******************                      ************

**********************                  ************ Obsolete
**************************              Replaced by: ************

************************
**************                          ************

**********************
****                                    ************

***********************
**************                          ************

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

EXHIBIT 5.2

AUDIT PROCEDURES

Analog Devices may conduct a QA audit of TSMC wafer fabrication facility (re-audit at Analog Devices option on ********* frequency, with ********* prior notification). Items to be included in the QA audit will include but not limited to the following:

   *
      *
         *
            *
               *
                  *
                     *
                        *
                           *
                              *
                                 *
                                    *
                                       *
                                          *
                                             *
                                                *
                                                   *
                                                      *
                                                         *
                                                            *
                                                               *

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

Attachment 7.2

Inspection and Acceptance Testing Methods

The following specifications describe the requirements and the minimum conformance standards for TSMC manufactured products. The specifications listed below apply to all products manufactured by TSMC for Analog Devices.

1) TSMC Document **********************************

2) ADI0018: TSMC General Procurement Specification (Attachment 1.1)

3) ADI Product probe requirements, per the Product-specific Procurement Spec (for wafers delivered from TSMC probed, or unprobed for Analog Devices probing)

4) ADI Product test requirements, per the Product-specific Procurement Spec (for assembled products delivered from TSMC tested, or untested for Analog Devices testing)

The above specifications identify the electrical criteria, minimum yield criteria, visual criteria, and structural and mechanical standards that all TSMC manufactured products are required to meet.

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                 ATTACHMENT 8.1
                                     PRICING

PROCESS                  1995 (****)         1996 (BUDGETARY)
-------                  -----------         ----------------
**********                 $***                   $***
**********                 $***                   $***
**********                 $***                   $***
**********                 $***                   $***
**********                 $***                   $***
**********                 $***                   $***
**********                 $***                   $***
**********                 $****                  $****
**********                 $****                  $****
**********                 $****                  $****
**********                 $****                  $****
**********                 $****                  $****
*********************      $****                  $****
*********************      $****                  $****
**********                 $***                   $***
**********                 $****                  $****
**********                 $***                   $***
**********                 $****                  $****

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                               1995 PROTOTYPE NRE

--------------------------------------------------------------------------------
Process      Masking   Nbr of     Prototype       Super Hot Lot
Technology   Layers    Masks    NRE      Days    NRE        Days
--------------------------------------------------------------------------------
****
****
-----
*********      **       **      $***    *****    $***      *****
****

*********      **       **      $***    *****    $***      *****
****

*****          **       **      $***    *****    $***      *****
****
*******

*****          **       **      $***    *****    $***      *****
****
*******

*****          **       **      $***    *****    $***      *****
****
*******

*****          **       **      $***    *****    $***      *****
****
*******

*****          **       **      $***    *****    $***      *****
****
*******

*****          **       **      $***    *****    $***      *****
****
*******

*****          **       **      $***    *****    $***      *****
****
*******

*****          **       **      $***    *****    $***      *****
****
*******

*****          **       **      $***    *****    $***      *****
****
*******

*****          **       **      $***    *****    $***      *****
****

*****          **       **      $***    *****    $***      *****
****

*****          **       **      $***    *****    $***      *****
****

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                               1995 PROTOTYPE NRE
                                   (continued)

--------------------------------------------------------------------------------
Process      Masking   Nbr of     Prototype       Super Hot Lot
Technology   Layers    Masks    NRE      Days    NRE        Days
--------------------------------------------------------------------------------
****
****
****
-----
*****          **       **      $***    *****    $***      *****
****

*****          **       **      $***    *****    $***      *****
****

****
****
----

*****          **       **      $***    *****    $***      *****
****

*****          **       **      $***    *****    $***      *****
****

******
------

*****          **       **      $***    *****    $***      *****
****

*****          **       **      $***    *****    $***      *****
****